Exhibit 10.2(a)

AMENDMENT TO EMPLOYMENT AGREEMENT

THIS AMENDMENT is made as of November 21, 2005, by and among NEIGHBORS BANCSHARES, INC., a bank holding company incorporated under the laws of the State of Georgia (the “Company”); NEIGHBORS BANK, a bank organized under the laws of the State of Georgia (the “Bank”) (collectively, the Company and the Bank are referred to hereinafter as the “Employer”); and Phillip L. Baldwin, a resident of the State of Georgia (the “Executive”).

RECITALS:

The Employer and the Executive are parties to an Employment Agreement dated September 16, 2003 (the “Employment Agreement”).

In consideration of Executive’s continued employment by the Employer, the parties hereby amend the Employment Agreement as follows:

1.	By adding the following to the end of Section 3.3:

“Notwithstanding the foregoing, the parties agree that the severance payment provided for in this Section is intended to constitute reasonable compensation in exchange for the Executive’s post-termination of employment obligations pursuant to this Agreement, including without limitation Section 6, 7, and 8 hereof, and accordingly, the parties agree that such payment is intended to be “reasonable compensation for personal services to be rendered on or after the date of the Change of Control,” within the meaning of Section 280G(b)(4) of the Code, and accordingly is not intended to be in whole or in part a “parachute payment” within the meaning of Section 280G of the Code.”

2.	By replacing Section 4.3 with the following:

“4.3  Stock Options. The Executive shall be granted options to purchase shares of the Company’s common stock in such amounts as shall be determined by and subject to such terms and conditions as are approved by the Board of Directors.”

Except as specifically amended hereby, the Employment Agreement shall remain in full force and effect as prior to this Amendment.

[SIGNATURES CONTINUED ON NEXT PAGE]

IN WITNESS WHEREOF, the Employer and the Executive have executed and delivered this Amendment as of the date first shown above.

NEIGHBORS BANCSHARES, INC.

By:	/s/ James R. Williams
Signature

James R. Williams
Print Name

Chairman
Title

NEIGHBORS BANK

By:	/s/ Richard E. Eason
Signature

Richard E. Eason
Print Name

Senior Vice President and Chief Financial Officer
Title

EXECUTIVE:

/s/ Phil Baldwin

Date:	11/21/05

Exhibit 10.2(b)

AMENDMENT TO EMPLOYMENT AGREEMENT

THIS AMENDMENT is made as of November 21, 2005, by and among NEIGHBORS BANCSHARES, INC., a bank holding company incorporated under the laws of the State of Georgia (the “Company”); NEIGHBORS BANK, a bank organized under the laws of the State of Georgia (the “Bank”) (collectively, the Company and the Bank are referred to hereinafter as the “Employer”); and Richard E. Eason, a resident of the State of Georgia (the “Executive”).

RECITALS:

The Employer and the Executive are parties to an Employment Agreement dated September 16, 2003 (the “Employment Agreement”).

In consideration of Executive’s continued employment by the Employer, the parties hereby amend the Employment Agreement as follows:

1.	By adding the following to the end of Section 3.3:

“Notwithstanding the foregoing, the parties agree that the severance payment provided for in this Section is intended to constitute reasonable compensation in exchange for the Executive’s post-termination of employment obligations pursuant to this Agreement, including without limitation Section 6, 7, and 8 hereof, and accordingly, the parties agree that such payment is intended to be “reasonable compensation for personal services to be rendered on or after the date of the Change of Control,” within the meaning of Section 280G(b)(4) of the Code, and accordingly is not intended to be in whole or in part a “parachute payment” within the meaning of Section 280G of the Code.”

3.	By replacing Section 4.3 with the following:

“4.3  Stock Options. The Executive shall be granted options to purchase shares of the Company’s common stock in such amounts as shall be determined by and subject to such terms and conditions as are approved by the Board of Directors.”

Except as specifically amended hereby, the Employment Agreement shall remain in full force and effect as prior to this Amendment.

[SIGNATURES CONTINUED ON NEXT PAGE]

IN WITNESS WHEREOF, the Employer and the Executive have executed and delivered this Amendment as of the date first shown above.

NEIGHBORS BANCSHARES, INC.

By:	/s/ James R. Williams
Signature

James R. Williams
Print Name

Chairman
Title

NEIGHBORS BANK

By:	/s/ Phil Baldwin
Signature

Phil Baldwin
Print Name

President and Chief Executive Officer
Title

EXECUTIVE:

/s/ Richard E. Eason

Date:	11/21/05

Exhibit 10.2(c)

AMENDMENT TO EMPLOYMENT AGREEMENT

THIS AMENDMENT is made as of November 21, 2005, by and among NEIGHBORS BANCSHARES, INC., a bank holding company incorporated under the laws of the State of Georgia (the “Company”); NEIGHBORS BANK, a bank organized under the laws of the State of Georgia (the “Bank”) (collectively, the Company and the Bank are referred to hereinafter as the “Employer”); and J. Ross Mynatt, a resident of the State of Georgia (the “Executive”).

RECITALS:

The Employer and the Executive are parties to an Employment Agreement dated September 16, 2003 (the “Employment Agreement”).

In consideration of Executive’s continued employment by the Employer, the parties hereby amend the Employment Agreement as follows:

1.	By adding the following to the end of Section 3.3:

“Notwithstanding the foregoing, the parties agree that the severance payment provided for in this Section is intended to constitute reasonable compensation in exchange for the Executive’s post-termination of employment obligations pursuant to this Agreement, including without limitation Section 6, 7, and 8 hereof, and accordingly, the parties agree that such payment is intended to be “reasonable compensation for personal services to be rendered on or after the date of the Change of Control,” within the meaning of Section 280G(b)(4) of the Code, and accordingly is not intended to be in whole or in part a “parachute payment” within the meaning of Section 280G of the Code.”

4.	By replacing Section 4.3 with the following:

“4.3  Stock Options. The Executive shall be granted options to purchase shares of the Company’s common stock in such amounts as shall be determined by and subject to such terms and conditions as are approved by the Board of Directors.”

Except as specifically amended hereby, the Employment Agreement shall remain in full force and effect as prior to this Amendment.

[SIGNATURES CONTINUED ON NEXT PAGE]

IN WITNESS WHEREOF, the Employer and the Executive have executed and delivered this Amendment as of the date first shown above.

NEIGHBORS BANCSHARES, INC.

By:	/s/ James R. Williams
Signature

James R. Williams
Print Name

Chairman
Title

NEIGHBORS BANK

By:	/s/ Phil Baldwin
Signature

Phil Baldwin
Print Name

President and Chief Executive Officer
Title

EXECUTIVE:

/s/ J. Ross Mynatt

Date:	11/21/05